INDEPENDENT AUDITORS' CONSENT

The Stockholders and Board of Directors
Global Technologies, Ltd.:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement on Form S-3.

                                        /s/ KPMG LLP

Phoenix, Arizona
August 11, 2000